EXHIBIT 32.1

CERTIFICATION OF PRESIDENT AND CHIEF EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. sECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report (the "Report") of Digerati Technologies, Inc. (the "Company") on Form 10-Q for the period ending April 30, 2015, as filed with the Securities and Exchange Commission on the date hereof, I, Arthur L. Smith, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that,

1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	the information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

July 31, 2015	By	/s/ Arthur L. Smith
Arthur L. Smith
President and
Chief Executive Officer